FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 16, 2005, by and among DOLLAR GENERAL CORPORATION, a Tennessee corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”), SUNTRUST BANK, in its capacities as Issuing Bank (the “Issuing Bank”) and Administrative Agent (the “Administrative Agent”) for the Lenders, KEYBANK NATIONAL ASSOCIATION and BANK OF AMERICA, N.A., as Co-Syndication Agents for the Lenders (the “Syndication Agents”), and U.S. BANK NATIONAL ASSOCIATION and AMSOUTH BANK, as Co-Documentation Agents for the Lenders (the “Co-Documentation Agents”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of June 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.

Amendments.

(A)  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“DGI” shall mean Dollar General Investment, Inc., a Delaware corporation that is a direct wholly owned Subsidiary of the Borrower, together with its successors and permitted assigns.

“DGI Loans” shall mean, collectively, the intercompany loans made by DGI to certain Subsidiaries of the Borrower not to exceed an aggregate principal amount of $325,000,000.

(B)  The definition of “Permitted Encumbrances” in Section 1.1 of the Credit Agreement is hereby amended by:

(1)

inserting “and utility deposits made in the ordinary course of business” before the “;” at the end of clause (iii); and

(2)

adding the following new clause (vii) to the end thereof:

“(vii) Liens arising in the ordinary course of business for cash equivalents and investment securities in depository, investment and trust accounts, including rights of set-off, security interests and pledges;”

(C)  The definition of “Permitted Investments” in Section 1.1 of the Credit Agreement is hereby amended by:

(1)

replacing clauses (v) and (vi) with the following new clause (v):

“(v) money market deposit accounts and money market mutual funds or similar funds which have the highest rating from a nationally recognized statistical rating organization; and”; and

(2)

re-numbering clause (vii) to clause (vi).

(D)  Section 7.2 of the Credit Agreement is hereby amended by

(1)

deleting clause (i) in the proviso of clause (f) thereof;

(2)

deleting the “.” at the end of clause (f) thereof and adding thereto “;”; and

(3)

adding the following new clauses (g) and (h) to the end  thereof:

“(g)  Liens in favor of DGI with respect to the DGI Loans; and

(h) Liens which secure obligations owing to any Persons other than the Borrower or the Guarantors not to exceed $25,000,000 in the aggregate at any time.”

(E)  Sections 2.3(x) and (y) and 2.5(a) are hereby amended by replacing each occurrence of “12:00 noon” with “1:00 p.m.”

2.

Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of

King & Spalding LLP, counsel to the Administrative Agent), and (ii) executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Required Lenders.

3.

Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

(a)

The execution, delivery and performance by such Loan Party of this Amendment (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b)

This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)

After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.

Reaffirmations and Acknowledgments.

Each Guarantor acknowledges and agrees to the terms of this Amendment and jointly and severally ratifies and confirms the terms of the Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement.

5.

Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.

Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.

No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.

Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.

Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.

Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.

Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

DOLLAR GENERAL CORPORATION

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

GUARANTORS:

DOLGENCORP, INC.

(a Kentucky corporation)

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

DOLGENCORP OF NEW YORK, INC.

(a Kentucky corporation)

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

DOLGENCORP OF TEXAS, INC.

(a Kentucky corporation)

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

DG LOGISTICS, LLC

(a Tennessee limited liability company)

By:  DG Transportation, Inc., Sole Member

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

DOLLAR GENERAL INVESTMENT, INC.

(a Delaware corporation)

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

DGC PROPERTIES LLC

(a Delaware limited liability company)

By:  Dolgencorp., Inc., Sole Member

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

DOLLAR GENERAL PARTNERS

(a Kentucky general partnership)

By:  Dollar General Corporation, General Partner

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

By:  Dollar General Merchandising, Inc.,

General Partner

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

DG PROMOTIONS, INC.

(a Tennessee corporation)

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

DGC PROPERTIES OF KENTUCKY LLC

(a Delaware limited liability company)

By:  Dollar General Partners, a Kentucky

Partnership, Sole Member

By:

Dollar General Corporation, General Partner

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

By:

Dollar General Merchandising, Inc., General Partner

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

DOLLAR GENERAL MERCHANDISING, INC.,

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

ASHLEY RIVER INSURANCE

COMPANY, INC.

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

DG TRANSPORTATION, INC.

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

DG RETAIL, LLC

By:

Dollar General Corporation, its

Managing Member

By:	/s/ Wade Smith
	Name:	Wade Smith
	Title:	Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

LENDERS:

SUNTRUST BANK,

as Administrative Agent, as Issuing Bank, as

Swingline Lender, and as a Lender

By:	/s/ Anson M. Lewis
	Name:	Anson M. Lewis
	Title:	Vice President

BANK OF AMERICA, N.A.,

as Co-Syndication Agent and as a Lender

By:	/s/ John Pocalyko
	Name:	John Pocalyko
	Title:	Senior Vice President

AMSOUTH BANK, as Co-Documentation

Agent and as a Lender

By:	/s/ Monty R. Trimble
	Name:	Monty R. Trimble
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,

as Co-Syndication Agent and as a Lender

By:	/s/ Marianne T. Meil
	Name:	Marianne T. Meil
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,

as Co-Documentation Agent and as a Lender

By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

:

HUNTINGTON NATIONAL BANK.,

as a Lender

By:	/s/ Steven P. Clemens
	Name:	Steven P. Clemens
	Title:	Vice President

FIFTH THIRD BANK, N.A.

(TENNESSEE), as a Lender

By:	/s/ David J. Hicks
	Name:	David J. Hicks
	Title:	Vice President

UNION PLANTERS BANK, N.A.,

as a Lender

By:	/s/ Carol S. Geraghty
	Name:	Carol S. Geraghty
	Title:	Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Michael J. Durbin
	Name:	Michael J. Durbin
	Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]

BRANCH BANKING & TRUST CO., as a

Lender

By:	/s/ R. Andrew Beam
	Name:	R. Andrew Beam
	Title:	Senior Vice President

LASALLE BANK NATIONAL

ASSOCIATION, as a Lender

By:	/s/ Mark Mital
	Name:	Mark Mital
	Title:	First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT]